Accuray Investor Briefing ASTRO 2023 Advancing Care, Creating Value  San Diego, CA October 3, 2023 EXHIBIT 99.1

Forward-looking Statements This presentation is intended exclusively for investors.  2 Proprietary and Confidential Property of Accuray Safe Harbor Statement   Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: expectations regarding fiscal 2024 through 2026 financial metrics, including revenue and unit targets, adjusted EBITDA margin goals, targets for inventory turnover, days sales outstanding and cash position; expectations regarding our strategic growth plans, including our goals to create meaningful value and close the gaps in cancer care, regional strategies and priorities, priorities and goals to build durable organic growth; plans and expectations regarding our future technologies and services as well as planned product and service introductions; expectations regarding the size and growth of the radiotherapy market; expectations regarding trends in cancer and radiation therapy and our ability to capitalize on those trends; expectations regarding expanding commercial growth through our partnerships;  expectations regarding service as a significant revenue and margin growth opportunity; and expectations regarding margin expansion and adjusted EBITDA margin expansion. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will be,” “will continue,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: risks related to the current global economic environment, including in connection with the COVID-19 pandemic, inflation or recession on our business, financial condition, results of operations or cash flows; disruptions to our supply chain, including increased logistics costs; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to realize the expected benefits of the joint-venture and other partnerships; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our annual report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2023, and as updated periodically with our other filings with the SEC.    Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements.  Non-GAAP Financial Measures   This presentation also contains non-GAAP financial measures.  Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results.  Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in the Appendix. Accuray has also reported certain operating results on a constant currency basis in order to facilitate period-to-period comparisons of its results without regard to the impact of foreign currency exchange rate fluctuations. Management believes disclosure of non-GAAP constant currency results is helpful to investors because it facilitates period-to-period comparisons of the company's results by increasing the transparency of the underlying performance by excluding the impact of foreign currency exchange rate fluctuations. Accuray calculates the constant currency amounts by translating local currency amounts in the current period using the same foreign translation rate used in the prior period being compared against rather than the actual exchange rate in effect during the current period.   There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP.  Medical Advice Disclaimer   Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Agenda

ACCURAY

01	**Welcome and Opening Remarks** Suzanne Winter Chief Executive Officer
02	**Commercial Strategy** Sandeep Chalke Chief Commercial Officer
03	**Clinical Trends in Radiation Therapy: Real World Experiences from Key Opinion Leaders** Seth Blacksburg, M.D., MBA Chief Medical Officer
04	**U.S. Payer Trends and Payment Models** Awais Mirza Sr. Manager, Patient Access
05	**Financials** Ali Pervaiz Chief Financial Officer
06	**Q & A**
07	**Closing** Suzanne Winter Chief Executive Officer

Proprietary and Confidential Property of Accuray 3

Our Vision How We Operate Think, act, and execute beyond expectations every day to deliver better, safer radiation therapy solutions and help patients get back to living their lives, faster Vision To expand the curative power of radiation therapy to improve as many lives as possible

Accuray Executive Team Tenured Healthcare Expertise – Incentives Aligned with Shareholders Suzanne Winter President and CEO Ali Pervaiz Senior Vice President, Chief Financial Officer Sandeep Chalke Senior Vice President, Chief Commercial Officer Seth Blacksburg Senior Vice President, Chief Medical Officer Jesse Chew Senior Vice President, Chief Legal Officer Mike Hoge Senior Vice President, Global Operations Patrick Spine Senior Vice President, Chief Administrative Officer Jim Dennison Senior Vice President, Global Quality & Regulatory Affairs 5

Accuray Board of Directors Extensive MedTech Expertise With a Focus on Value Creation for Stakeholders Suzanne Winter President and CEO Member of the Board of Directors 6 Joe Whitters Chair of the Board of Directors James Hindman Chair of the Audit Committee Anne Le Grand Chair of the Science and Technology Committee Byron Scott Member of  the Board of Directors Mika Nishimura Chair of the Nominating and Corporate Governance Committee Rob Kill Member of the Board of Directors Beverly Huss Chair of the Compensation Committee

Cancer and Radiation Therapy Trends  Cancer Burden Grows and Care Gaps Exist Cancer incidence continues Global disparity in access to care  Radiation Therapy Landscape Global RT market dominated by 3 companies High barriers to entry Significant capital equipment investment  Installed base (IB) growth is a key success factor Markets  Developed markets: Replacement of aged systems Emerging markets: New vault growth

Closing the Gaps to Cancer Care Advance Care by providing solutions that address the biggest pain points in RT  Drive Patient Access to radiotherapy treatments in developed and high potential underserved markets Delight Customers by ensuring high operational performance so no patient is rescheduled Hope Confidence Goals

Our Strategic Growth Plan: Key Pillars Outpace market growth with Innovations Expand service revenue with installed base growth and focus on uptime Profitability expansion Strengthen balance sheet and cash flow  Operational excellence and efficiency

Innovation Driven Growth 10 *

Innovation Highlights from ASTRO

ACCURAY

ClearRT™



- High quality CT imaging
- Driving Radixact new system demand

VitalHold™



- Surface Guided RT for breast cancer therapy
- Available in US, EU; Japan/Sonin pending

Alliance A+

Alliance A+

- Value-added Service solutions
- Accuray Financial Services

Cenos™


COMING SOON!
Cenos

- Online Adaptive Solution for Radixact
- 510(k) pending

Proprietary and Confidential Property of Accuray 11

Online Adaptive Solution on the Radixact® System 510(k) Pending. Online Adaptive on the Radixact® System is not available for sale in the USA. It is not CE marked and availability is subject to regulatory clearance or approval in some markets. Chameleon by Magenta Dream, generated with AI/stock.adobe.com

Accuray FY23 Highlights * Global Leader in Precision Radiation Therapy Vision: To expand the curative power of radiation therapy to improve as many lives as possible Russell 2000® Index Broad-market Russell 3000® Index New Headquarters Location Madison, WI 9% $448M Growth in FY23 system volume over prior year  24%   Revenue Growth Total Revenue YOY Product Revenue Growth Russell Index 5% Growth in global user installed base over prior year 2 Precision Platforms 12.7% R&D1 Included in Installed Base Milestone Surpassed 1,000+ Resilient Supply Chain  1: As a % of FY23 revenue.

35% 14% 24% 27% FY23 Revenue: $448M Balanced Regional Revenue Contribution 5% YOY 24% YOY 3.7% CAGR 5.5% CAGR Growing Global Momentum in FY23

Significant Global Market Opportunity Total Addressable Radiotherapy Market: $3.5B1 Economy $350M Value $1.4B Premium $1.2B    Specialty $525M Future: Incremental  $1.4B Value Segment  Estimate FY23 market share3 26%  8-10%  Growth4  0-3%   Growth2 Today: Compete in $1.75B Segment 1. ReAnin Radiotherapy Market, Global Industry insights and trends 2017-2027 2. https://ir.elekta.com/files/presentations/ElektaCMDCrawley.pdf, page 12. 3. Accuray estimate based on mature markets and regional market data. 4. https://ir.elekta.com/files/presentations/ElektaCMDCrawley.pdf, page 12

Expanding Access to Global Value Segment Accuray Helix™ Tomo® C Locally Manufactured, China Solution Manufactured in Madison, Wisconsin Fueling Growth in China Type B Market Unique Features Designed for Workflow Efficiency

Commercial Strategy

Advancing Cancer Care in Over 60 Countries  Japan  France  Georgia, U.S.  Kenya  Slovakia

Regional Strategy … Key Commercial Priorities FY23 Revenue Contribution 27% 35% 24% 14% Japan APAC EIMEA AMS Installed Base Protect Grow Grow Sustain Market Growth Flat/Negative Growing Growing Flat/Slow Growth Direct Channel USA Central Europe, India China, HK, Korea Japan

China: Preparing for Type-B Market Growth  CY20231 China Roadshows IB Growth CAGR 22% Hubei 05/05 Chongqing 04/27 Anhui 05/20 Hebei 05/26 Hunan 07/22 Chengdu TBD Guangdong TBD 1 2 3 4 5 6 7 Type-A RT Market Share Leader 170 Person JV Customer Team (June 30th) 1. CY is calendar year

Expanding Commercial Growth Through Partnerships

1 2 3 4 10 Service: Significant Revenue and Margin Growth Opportunity Install/Go Live Warranty Period Prime years End of System Life Order/Ship  11 14 18  months 3 months  12 months 10 years 3-5 years Average Lifecycle Timeline1 22 Product/Feature Upgrades 3-4 years Service Solutions    Annual Bridge to  Replacement Revenue System revenue  Warranty revenue Training Service Contract $                      Annual Service Contract Note: Illustrative graph, not to scale 1. Direct market. Additional 6-12 months for indirect markets

Clinical Trends in Radiation Therapy 23

Clinical Trends in Radiation Therapy Growth   Conventional RT Brachytherapy LDR Brachytherapy HDR Proton RT Projected 5-Yr and 10-Yr Growth % in Projected RO Claims1 Improvements in screening  more early-stage disease Better detection of metastatic disease; more aggressive treatment Better systemic treatment (ie: immunotherapies) Spate of articles on use of radiation therapy 1. Data on file with Accuray Current Environment 5-Yr 10-Yr Accuray Well Positioned to Capitalize on Trends

Clinical Trends in Radiation Medicine Focus: Personalized Medicine Firmly Tethered to Workflow and Economic Realities PACE-A/B, 10-year Follow-up Salvage SBRT Spacers DIL boosting Prostate SBRT Oligometastatic  Disease PSMA SABR COMET Theranostics (Lu-177) CNS Malignant: synchronous and metachronous metastases Functional: refractory cancer pain, tremor, benign Growing Fields Within Radiation Medicine

1 Prostate SBRT Hands-on Symposium, Tokyo LATAM Cancer Summit, Colombia Global Training Hubs Tianjin, China Madison, Wisconsin Genolier1, Switzerland Tokyo, Japan Training classrooms Sales site visits Advanced education and curricula Supporting Providers With Education  26 1. Genolier site is under construction Proprietary and Confidential Property of Accuray

U.S. Payer Trends and Payment Models    27

Delivering on Value Based Care Equity Efficiency Timeliness Safety Effective Patient Centeredness Value-Based Healthcare 28

Financials 29

FY23 Financial Performance FY23 Highlights Historic revenue milestone with 24% growth in system volume over prior year Revenue adjusted for FX $465M (exceeded the high-end of FY23 guidance by $10M) 5% growth in global installed base year over year Underlying service revenue growth of 5% XFX Positive free cash flow with focus on working capital optimization OPEX flat despite 4% revenue growth illustrating strong cost control Adj. EBITDA growth of 14% year over year excluding unplanned bad debt reserve1,3 KEY FINANCIAL METRICS 1: Adjusted EBITDA is a non-GAAP measure. Please see Slide 42 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure 2: Percentages shown on a constant currency basis to facilitate period-to-period comparisons without regard to the impact of foreign currency exchange rate fluctuations 3: Accuray Form 8-K filed with the Securities and Exchange Commission on August 9, 2023 $M FY’23 Y/Y YTD Y/Y XFX2 Revenues $447.6M 4% 8% Product $233.2M 9% 12% Service $214.4M (0%) 5% Op. Expenses $151.6M (0%) R&D $57.1M (1%) SG&A $94.4M 0% Adj. EBITDA1 $23.9M 5% 30

Building Durable Organic Growth

Top Priorities…		FY24 to FY26 Goals
01 Predictable Revenue Growth	▪ Build profitable reliable backlog ▪ Grow recurring service revenue ▪ Innovate new customer solutions	▪ Order book to bill >1.2 ▪ HSD[1] unit volume growth ▪ Target services growth above IB growth rate
02 Margin Expansion	▪ Price accretion across portfolio ▪ Reduce product COGS ▪ Optimize service cost to serve	▪ Higher margin profile ▪ ~20-25% aEBITDA CAGR[2] ▪ Net income positive for full year FY'24
03 Strengthen Balance Sheet	▪ Enhance cash position ▪ Working capital optimization ▪ Enhance capital structure	▪ ↑ Cash and + FCF ▪ ↓ DSO, ↑ inv. turnover ▪ Reduce debt

1. High single digit
2. adjusted EBITDA (or aEBITDA) is a non-GAAP financial measure

Proprietary and Confidential Property of Accuray 31

Predictable Revenue Growth Cultivating Consistent Revenue Growth Core business product innovation Grow recurring service offerings Penetrate high-growth value segment Expansion of global customer base Recurring Revenue Non-Recurring Revenue Note: Illustrative graphs not to scale ~4-6% Revenue CAGR Target ~6-8% Unit CAGR Target

Delivering Margin Expansion : Key Pillars Pricing Accretion Service Growth OPEX Management Operational Excellence 33

 3-year aEBITDA Margin1 Expansion Strategy Note:  Illustrative graph, not to scale 1. adjusted EBITDA (or aEBITDA) is a non-GAAP financial measure 2. High single digit FY23 aEBITDA Margin1 Foreign Exchange and Inflation Product Mix Service Solutions OPEX Management aEBITDA Margin1 Goal Pricing Product COGS and Cost to Serve reduction 5% aEBITDA Margin1 % of Revenue 34 Target HSD2 - 10% aEBITDA Margin1 Volume and IB Growth

Strong Cash Position Strengthen Balance Sheet Priorities Continued Cash Reserve Growth Strategic Debt Repayment Positive Free Cash Flow Generation Inventory Turnover Days Sales Outstanding Leverage new ERP Improved Forecasting Higher Parts Quality Receivables Management Upgraded Terms Enhanced Credit Approval FY22 FY22 FY26 Target FY26 Target Note: Illustrative graphs not to scale 35 1.9x Targets 78 days Cash:$89M

Predictable Revenue Growth Margin Expansion Strengthen Balance Sheet Top Priorities… 01 02 03 Accuray Advancing Care, Driving Value High-Performing Culture Strong Operating Framework Strategic Capital Allocation Clear Path to Value Creation 36

Q&A 37

Closing Remarks 38

Large, growing markets especially in emerging economies Growing faster than the market through product innovation Significant growth opportunities in Accuray Solutions Building durable organic growth with improved profitability and balance sheet management Creating Meaningful Value Driven by Our Vision and Commitment to Closing the Gaps to Cancer Care 39

Thank you

Appendix

$K GAAP net income (loss) Stock-based compensation Interest expense, net Provision for income taxes Adjusted EBITDA Depreciation and amortization $ $ $ $ (9,280) 4,527 10,053 10,340 2,492 23,948 (5,347) 5,522 10,600 8,109 3,345 22,823 ERP and ERP related expenditures 3,078 Restructuring charges 2,738 594 0 Twelve Months Ended June 30, 2023 GAAP to Adjusted EBITDA FY2023 and FY2022 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) Twelve Months Ended June 30, 2022